Exhibit 99.1
LETTER OF TRANSMITTAL
WESCO DISTRIBUTION, INC
Offer for All Outstanding
7.50% Senior Subordinated Notes Due 2017
in Exchange for
7.50% Senior Subordinated Notes Due 2017
Which Have Been Registered Under
the Securities Act of 1933, as Amended
Pursuant to the Prospectus
Dated           , 2006

The Exchange Offer will expire at 5:00 p.m. New York City time, on            2006
(the “Expiration Date”), unless extended. Tenders may be withdrawn prior to
5:00 p.m., New York City time, on the Expiration Date.
Delivery to:
J.P. Morgan Trust Company, National Association
Exchange Agent
By Mail, Hand, or Express Delivery Prior to 5:00 p.m.
On the Expiration Date as follows:

By First Class/Registered/ Certified Mail:	By Express Delivery Only:	By Hand Only:
J.P. Morgan Trust Company, National Association	J.P. Morgan Trust Company, National Association	J.P. Morgan Trust Company, National Association
Worldwide Securities Services P.O. Box 2320 Dallas, Texas 75221-2320	Worldwide Securities Services 2001 Bryan St., 9th Floor Dallas, Texas 75201	Worldwide Securities Services Window 4 New York Plaza — 1st Floor New York, New York 10004
By Facsimile: (214) 468-6494
Attention: Mr. Frank Ivins
Confirmation of Receipt:
(214) 468-6464
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

     The undersigned acknowledges that he or she has received and reviewed the prospectus, dated         , 2006 (the “Prospectus”), of WESCO Distribution, Inc., a Delaware corporation (“WESCO Distribution”), and WESCO International, Inc., a Delaware corporation (“WESCO International”), and this Letter of Transmittal (the “Letter”), which together constitute WESCO Distribution’s and WESCO International’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $150.0 million of WESCO Distribution’s 7.50% Senior Subordinated Notes due 2017, which have been registered under the Securities Act of 1933, as amended (individually a “Exchange Note” and collectively, the “Exchange Notes”), for a like principal amount at maturity of WESCO Distribution’s issued and outstanding 7.50% Senior Subordinated Notes due 2017 (individually an “Original Note” and collectively, the “Original Notes”) from the registered holders thereof in denominations of principal amount of $1,000 and any integral multiple thereof. The Original Notes are unconditionally guaranteed by WESCO International on an unsecured senior basis, and the Exchange Notes will be unconditionally guaranteed by WESCO International on an unsecured senior basis. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.
     For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to the principal amount at maturity of the surrendered Original Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Original Notes, or if no interest has been paid, from September 27, 2005. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Original Notes. The Original Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Original Notes whose Original Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Original Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.
     This Letter is to be completed by a holder of Original Notes either if certificates for such Original Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered. Holders of Original Notes who validly tender Original Notes for exchange in accordance with this Letter may withdraw any Original Notes so tendered at any time prior to the Expiration Date. See the Prospectus under the heading “The Exchange Offer” for a more complete description of the tender and withdrawal provisions. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that WESCO Distribution may enforce this Letter against such participant. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1.
Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
     The method of delivery of Original Notes, this Letter and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or Original Notes should be sent to WESCO Distribution.
     The undersigned has completed the appropriate boxes and sections below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.
     List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES

Aggregate
Principal
Name(s) and Address(es) of Registered Holder(s)		Amount	Principal Amount
Exactly As Name Appear(s) on Original Notes	Certificate	Represented	Tendered (If Less
(Please Fill In, If Blank)	Number(s)*	by Certificate*	than All)**

TOTAL

* Need not be completed if Original Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Note indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
☐	Check here if tendered Original Notes are being delivered by book entry transfer made to the account account maintained by the Exchange Agent with DTC and complete the following:
Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the Original Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.
☐	Check here if tendered Original Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:
Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

☐	Check here if tendered Original Notes are enclosed herewith.

☐	Check here if you are a broker dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.
Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, is not engaged in, and does not intend to engage in, a distribution of Exchange Notes, and it has no arrangements or understandings with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to WESCO Distribution the aggregate principal amount at maturity of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, WESCO Distribution all right, title and interest in and to such Original Notes as are being tendered hereby.
     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, WESCO Distribution will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by WESCO Distribution. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Original Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Original Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of WESCO Distribution.
     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of WESCO Distribution within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, such holders are not holding any Original Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of WESCO Distribution, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
     The undersigned also warrants that acceptance of any tendered Original Notes by WESCO Distribution and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by WESCO Distribution of certain of its obligations under the Exchange and Registration Rights Agreement dated as of September 27, 2005, which has been filed as an exhibit to the registration statement of which the Prospectus is a part in connection with the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by WESCO Distribution to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal Rights” section of the Prospectus.
     The undersigned understands that tenders of Original Notes pursuant to one of the procedures described under “The Exchange Offer — Procedures for Tendering Original Notes” in the Prospectus and in the instructions thereto will constitute a binding agreement between the undersigned and WESCO Distribution in accordance with the terms and subject to the conditions of the Exchange Offer.
     Unless otherwise indicated herein in the section entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not tendered) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the section entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not tendered) to the undersigned at the address shown above in the section entitled “Description of Original Notes.”
     The undersigned, by completing the section entitled “Description of Original Notes” above and signing this Letter, will be deemed to have tendered the Original Notes as set forth in such section above.
[Remainder of Page Intentionally Left Blank.]

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
     To be completed ONLY if certificates for Original Notes not tendered and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue Exchange Notes and/or Original Notes not tendered to:
Name(s):

(Please Type or Print)

(Please Type or Print)
Address:

(City, State, Zip Code)

(Taxpayer Identification or Social Security Number)
(Complete Substitute Form W-9)
IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
PLEASE READ THIS ENTIRE LETTER CAREFULLY BEFORE
COMPLETING ANY BOX OR SECTION ABOVE.
IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE, HOLDERS OF ORIGINAL NOTES MUST
COMPLETE, EXECUTE, AND DELIVER THIS LETTER.
     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 10.
[Remainder of Page Intentionally Left Blank.]

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)
X

X

(Signature(s) of Owner)                                                                                                                                         (Date)
Area Code and Telephone Number:

This Letter must be signed by the registered holder(s) as the name(s)appear (s) on the certificate(s) for the Original Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements any documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in fiduciary or representative capacity, please set forth full title. See Instruction 3.
Name(s):

(Please Type or Print)

(Please Type or Print)
Capacity:

Address:

(Including Zip Code)
Principal place of business (if different from address listed above):

Area Code and Telephone No.:

Taxpayer Identification or Social Security Nos.:

SIGNATURE GUARANTEE
(IF REQUIRED BY INSTRUCTION 3)
Signature(s) Guaranteed by an Eligible Institution

X
(Authorized Signature)
Title:

Name and Firm:

Dated: ________________________, 2006

INSTRUCTIONS
Forming Part of the Terms and Conditions of the
Exchange Offer for the
7.50% Senior Subordinated Notes Due 2017
in Exchange for
the 7.50% Senior Subordinated Notes Due 2017
Which Have Been Registered Under
the Securities Act of 1933, as Amended,
Pursuant to the Prospectus
Dated          , 2006
1. Delivery of This Letter and Notes; Guaranteed Delivery Procedures.
     This Letter is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that WESCO Distribution may enforce the Letter against such participant. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
     Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer – Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by WESCO Distribution (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.
     The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M, New York City time, on the Expiration Date. See “The Exchange Offer” section of the Prospectus.

2. Partial Tenders (not Applicable to Holders Who Tender by Book-Entry Transfer).
     If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Original Notes to be tendered in the column entitled “Description of Original Notes — Principal Amount Tendered (If Less Than All).” A reissued certificate representing the balance of non-tendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate section of this Letter, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
3. Signatures on This Letter; Bond Powers and Endorsements; Guarantee of Signatures.
     If this Letter is signed by the holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Original Notes without any change whatsoever.
     If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.
     If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.
     When this Letter is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.
     If this Letter is signed by a person other than the registered holder or holders of any certificates specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.
     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by WESCO Distribution, proper evidence satisfactory to WESCO Distribution of their authority to so act must be submitted.
     Endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).
     Signatures on this letter need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered holder of Original Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC’s system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the section entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.
4. Special Issuance and Special Delivery Instructions.
     Tendering holders of Original Notes should indicate in the applicable section the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not tendered are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not tendered be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Original Notes not tendered will be returned to the name and address of the person signing this Letter.
5. Taxpayer Identification Number and Backup Withholding.
     Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% (or the then applicable rate) of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.
     To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.
     If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. Note: Writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future.
     If the Original Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.
     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.
     WESCO Distribution reserves the right in its sole discretion to take whatever steps are necessary to comply with WESCO Distribution’s obligations regarding backup withholding.
6. Transfer Taxes.
     WESCO Distribution will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes not tendered are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to WESCO Distribution or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. Except as provided in this instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this letter.
7. Waiver of Conditions.
     WESCO Distribution reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.
8. No Conditional Tenders; Defects.
     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.
     Neither WESCO Distribution, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.
9. Mutilated, lost, stolen or destroyed Original Notes.
     Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
10. Withdrawal Rights.
     Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.
     For a withdrawal of a tender of Original Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Original Notes to be withdrawn (the “Depositor”), (ii) identify the Original Notes to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Original Notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such Original Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Original Notes register the transfer of such Original Notes in the name of the person withdrawing the tender and (v) specify the name in which such Original Notes are registered, if different from that of the Depositor. If Original Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer-Book-Entry Transfers” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by WESCO Distribution (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly re-tendered prior to 5:00 p.m., New York City time, on the Expiration Date. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus, such Original Notes will be credited to an account maintained with DTC for the Original Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be re-tendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11. Requests for Assistance or Additional Copies.
     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address indicated above or by telephone at (214) 468-6464.
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TO BE COMPLETED BY ALL TENDERING HOLDERS OF ORIGINAL NOTES
(SEE INSTRUCTION 5)
PAYER’S NAME: J.P. Morgan Trust Company, National Association

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part I — PLEASE PROVIDE YOUR TIN IN THE SPACE AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Taxpayer Identification Number

Name:

Address:	Part II — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Enclosed Guidelines)
Check Appropriate Box:

☐	Individual/Sole	☐ Corporation
Proprietor
☐	Partnership	☐ Other
Part III — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including U.S. resident alien).
Certification Instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signature:
   Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent (or the then applicable rate) of all cash payments made to me thereafter until I provide a number.
Signature
   Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF THE THEN APPLICABLE RATE OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
[Remainder of Page Intentionally Left Blank.]

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
     Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.

	For this type of account:	Give name and SSN of:

1.	Individual	The individual
2.	Two of more individuals (joint account)	The actual owner of the account, or, if combined funds, the first individual on the account(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Adult and Minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
5.	Account in the name of guardian or committee for designated ward, minor or incompetent person	The ward, minor or incompetent person(5)
6.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
7.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
8.	Sole proprietorship or single-owner LLC	The owner(3)

	For this type of account:	Give name and EIN of:

9.	Sole proprietorship or single-owner LLC	The owner(3)
10.	A valid trust, estate, or pension trust	Legal entity(4)
11.	Corporate or LLC electing corporate status on Form 8832	The corporation
12.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
13.	Partnership or multi-member LLC	The partnership
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Dept. of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter you business or “DBA” name. You may use either your SSN or TIN (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

(5)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Name
If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.
Obtaining a Number
If you don’t have a taxpayer identification number (“TIN”), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from our local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from you local Internal Revenue Service (the “IRS”) office.
Payees and Payments Exempt From Backup Withholding
The following is a list of payees generally exempt from backup withholding and or which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation (except certain hospitals described in Regulations section 1.6041-3(a)) that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting.
(1)	A corporation.

(2)	An organization exempt from tax under section 501 (a), or an individual retirement plan (“IRA”), or a custodial account under section 403 (b) (7) if the account satisfies the requirements of section 401(f)(2)

(3)	The United States or any of its agencies or instrumentalities.

(4)	A state, the District of Columbia, a possession of the United States, or any of their political subdivision or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

(9)	A futures commission merchant registered with the commodity Futures Trading Commission.

(10)	A real estate investment trust

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584 (a).

(13)	A financial institution.

(14)	A middleman know in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc, Nominee List.

(15)	A trust exempt from tax under section 664(c) or described in section 4947 (a) (1).
     Payments of dividends generally not subject to backup withholding include the following:
•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and that have a least one nonresident alien partner.

•	Payments made by certain foreign organizations.
Payments of interest generally not subject to backup withholding include the following:
•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct TIN to the payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b) (5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid by you.
Payments that are not subject to information reporting are generally also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.
Privacy Act Notice.—Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.
Penalties
(1) Failure to Furnish TIN.—If you fail to furnish your correct TIN to a requester (the person asking you to furnish your TIN), you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding.— If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX CONSULTANT OR THE IRS

     Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.
The Exchange Agent for the Exchange Offer is:
J.P. Morgan Trust Company, National Association
By Mail, Hand, or Express Delivery Prior to 5:00 p.m. on the Expiration Date as follows:

By First Class/ Registered/
Certified Mail:	By Express Delivery Only:	By Hand Only:

J.P. Morgan Trust Company,	J.P. Morgan Trust Company,	J.P. Morgan Trust Company,
National Association	National Association	National Association

Worldwide Securities Services	Worldwide Securities Services	Worldwide Securities
P.O. Box 2320	2001 Bryan St., 9th Floor	Services Window
Dallas, Texas 75221-2320	Dallas, Texas 75201	4 New York Plaza — 1st Floor
New York, New York 10004

By Facsimile: (214) 468-6494
Attention: Mr. Frank Ivins

Confirmation of Receipt:
(214) 468-6464